                         ANNUAL REPORT / OCTOBER 31 2000

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]


                      -------------------------------------

                             LAND BY JENNIFER WATES

             IN THIS AGE OF WORLDWIDE EXCHANGE, AN OCEAN'S DISTANCE

          BETWEEN CONTINENTS IS NO LONGER THE BARRIER TO TRADE THAT IT

           ONCE WAS. TODAY, THE EARTH'S MANY LANDS ARE LINKED THROUGH

           A GLOBAL ECONOMY THAT IS SHAPING THE FUTURE OF THE WORLD'S

          PEOPLE. THE PAINTING ON THE COVER OF THIS REPORT, RENDERED IN

           VIBRANT COLORS AND BOLD BRUSH STROKES, PAYS TRIBUTE TO OUR

                              WORLD AND ITS RICHES.

                      -------------------------------------

AIM Global Aggressive Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a portfolio of global equity securities of small-capitalization companies with above-average earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT  THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o During the fiscal year ended 10/31/00, the fund paid distributions of $1.3573 per Class A, Class B and Class C share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows:
    Class A shares, one year, 38.40%; five years, 16.13%; inception (9/15/94), 18.65%. Class B shares, one year, 39.51%; five years, 16.39%; inception (9/15/94), 18.96%. Class C shares, one year, 43.57%; inception (8/4/97),
    14.83%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED  IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered developing or emerging markets.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND POSTS STRONG RETURNS AMID VOLATILE MARKET

HOW DID AIM GLOBAL AGGRESSIVE GROWTH FUND PERFORM DURING THE REPORTING PERIOD? The fund produced strong returns during a turbulent global market. For the fiscal year ended October 31, 2000, Class A shares reported a total return of 24.27%, Class B shares 23.56% and Class C shares 23.61%. These figures are at net asset value and do not include sales charges. The fund outperformed the MSCI AC World Index, which produced a total return of 0.85% during the same time frame. Your fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties.
    Total net assets in the fund grew to $2.3 billion as of October 31, 2000, compared to $1.8 billion a year ago.

WHAT WERE THE MAJOR TRENDS IN GLOBAL MARKETS OVER THE REPORTING PERIOD?
Stock markets worldwide entered 2000 with a roar led by technology, media and telecommunications (TMT) stocks. This rally lasted until March, when inflation fears, rising interest rates and high stock prices sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. In May and June, markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, the markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    In September and October, a number of corporate heavyweights like Intel and Du Pont (not fund holdings) reported earnings disappointments, as rising oil prices and a weak euro crimped profit margins.
    Throughout the reporting period, small- and mid-cap stocks outperformed large-cap stocks, contributing to the fund's performance.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
Europe's common currency, the euro, hit a record low in October. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets.
    Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
The Japanese stock market has mirrored its U.S. counterpart in terms of volatility following the spring's technology sell-off. The world's second-largest economy threatened to slip back into recession near the end of the fiscal year. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits.
    Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns. Even Hong Kong, one of the best-performing Asian countries, has showed signs of slowing.

HOW DID LATIN AMERICAN STOCKS FARE?
Latin American markets dipped near the end of the fiscal year, hurt by rising oil prices. Mexico in particular was affected by U.S. market volatility and earnings disappointments.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite market volatility, we maintained our earnings-driven investment strategy, focusing on the stocks of industry leaders with accelerating earnings growth. This strategy led us to invest in TMT stocks. While these stocks were out of favor with the market for much of the fiscal year, we still believe that they show the best prospects for growth and capital appreciation. The fund also held stocks in the health-care and financial industries, among the best-performing areas of the stock market.

IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund's country allocation is also dictated by our stock-selection process, which led us to invest in stocks in the

================================================================================

[ART WORK]

FUND PERFORMANCE

AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEX

Total return for fiscal year ended 10/31/00,
excluding sales charges
================================================================================
FUND CLASS A SHARES                24.27%

FUND CLASS B SHARES                23.56%

FUND CLASS C SHARES                23.61%

MSCI ALL COUNTRY WORLD INDEX        0.85%
================================================================================


          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. JDS Uniphase Corp. (U.S.)                  3.84%  1. Communications Equipment                  9.11%  1. United States    34.04%
 2. Power-One, Inc. (U.S.)                     2.76   2. Electronics (Semiconductors)              9.04   2. Canada            7.42
 3. Vestas Wind Systems A.S. (Denmark)         2.17   3. Computers (Software & Services)           8.39   3. Mexico            5.93
 4. Microchip Technology, Inc. (U.S.)          2.05   4. Electronics (Component Distributors)      6.05   4. France            5.06
 5. Integrated Device Technology, Inc. (U.S.)  1.64   5. Electrical Equipment                      3.32   5. United Kingdom    4.86
 6. QLogic Corp. (U.S.)                        1.54   6. Telecommunications (Cellular/Wireless)    3.21   6. Switzerland       4.16
 7. Altran Technologies S.A. (France)          1.46   7. Services (Commercial & Consumer)          3.15   7. Brazil            3.98
 8. Province Healthcare Co. (U.S.)             1.37   8. Manufacturing (Specialized)               2.85   8. Japan             3.59
 9. Sanmina Corp. (U.S.)                       1.35   9. Broadcasting (Television, Radio & Cable)  2.84   9. Germany           3.50
10. Robert Half International Inc. (U.S.)      1.32  10. Computers (Peripherals)                   2.63  10. Hong Kong         2.70

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

United States, France and Switzerland. We reduced holdings in Japan and the United Kingdom because we did not find many stocks in these countries that produced accelerated earnings growth. As of October 31, 2000, U.S. holdings made up 34% of the fund, European holdings about 25%, Asian 12% and Latin American 10%.

WHAT WERE SOME OF THE TOP HOLDINGS?
o JDS Uniphase reported strong earnings in the most recent quarter, signaling the strength of the optical networking market. JDS is the world's largest supplier of components used to build fiber-optic networking equipment.
o Power-One makes power supplies, batteries and other components for telecommunications and electronic equipment. Some of its main customers are Cisco, General Electric and Hewlett-Packard.
o Microchip Technology makes electronic chips commonly found in cars, office machines, electronic devices and consumer products. The company reported a 76% increase in earnings in its most recent quarter.
Besides technology stocks, we also diversified into other industries, such as health care, financial services and energy.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
We expect global markets to remain volatile for the foreseeable future. However, we believe that global economic expansion is likely to continue, and that earnings potential for TMT stocks remains strong.
    There are many reasons for optimism. In the United States, the unemployment rate has reached its lowest level in three decades. Consumer spending increased near the end of the fiscal year, and except for oil prices, inflation remained moderate.
    Despite volatility in Europe, the region's economic and investment future continues to look bright. Spending on technology and communications continues to increase. In addition, restructuring, merger activity and tax reform bode well for European economies.
    In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.
    In general, we have a positive outlook for the fund, our growth investment style and global investing.

[ART WORK]

                      -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                     reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                      now--online. Once you sign up for the

                     service, we will send you a link to the

                       report via e-mail. If you choose to

                    receive your reports online, you will not

                      receive a paper copy by mail. You may

                   cancel the service at any time by visiting

                                  our Web site.

                  Please visit our Web site at www.aimfunds.com

                     and go to "Your AIM Account." Log into

                       your account and then click on the

                      "View Other Account Options" dropdown

                          menu and select "eDelivery."

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL AGGRESSIVE GROWTH FUND VS. BENCHMARK INDEXES

9/15/94-10/31/00

in thousands

=====================================================================================
                AIM GLOBAL        AIM GLOBAL
                AGGRESSIVE        AGGRESSIVE
               GROWTH FUND,      GROWTH FUND,          MSCI            MSCI ALL
  DATE        CLASS B SHARES    CLASS A SHARES     WORLD INDEX    COUNTRY WORLD INDEX
 9/15/94          10000             9524              10000              10000
 10/94            10210             9733              10009              10020
 10/95            13020             12467             10959              10734
 10/96            15636             15063             12745              12409
 10/97            17061             16516             14882              14362
 10/98            15576             15168             17153              16195
 10/99            21427             20980             21426              20472
 10/00            26476             26072             22251              21089
                 $26476            $26072            $22251             $21089

Source: Lipper, Inc.
PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.
=====================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A and Class B shares to benchmark indexes. It is important to understand the difference between your fund and these indexes. An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. Market indexes such as the MSCI All Country World Index and the MSCI World Index are not managed, incurring no sales charges, expenses or fees. (Please note that the results for these indexes are for the period 9/30/94-10/31/00.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your fund performed compared to the stock market.
    Since the last annual report, AIM Global Aggressive Growth Fund has elected to use the MSCI All Country World Index as its primary benchmark. This index more closely reflects the performance of the securities in which the fund invests.
    The fund will no longer measure its performance against the MSCI World Index, the index published in the previous annual report to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (9/15/94)               16.93%
  5 Years                           14.78
  1 Year                            18.39*
  *24.27%, excluding sales charges

CLASS B SHARES
  Inception (9/15/94)               17.23%
  5 Years                           15.02
  1 Year                            18.56*
  *23.56%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                11.79%
  1 Year                            22.61*
  *23.61%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A shares will differ from that of its Class B and Class C shares due to differing sales-charge structure and class expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.


                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.

[ART WORK]

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION


    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------

TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.

--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-34.04%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.66%

Hispanic Broadcasting Corp.(a)         490,400   $   15,325,000
===============================================================

COMMUNICATIONS EQUIPMENT-6.85%

CommScope, Inc.(a)                     379,700        9,611,156
---------------------------------------------------------------
Comverse Technology, Inc.(a)           255,800       28,585,650
---------------------------------------------------------------
Dycom Industries, Inc.(a)              316,200       11,897,025
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,090,776       88,761,897
---------------------------------------------------------------
Polycom, Inc.(a)                       300,000       19,500,000
===============================================================
                                                    158,355,728
===============================================================

COMPUTERS (HARDWARE)-0.61%

National Instruments Corp.(a)          300,000       14,006,250
===============================================================

COMPUTERS (PERIPHERALS)-2.63%

Actel Corp.(a)                         500,000       18,312,500
---------------------------------------------------------------
QLogic Corp.(a)                        368,700       35,671,725
---------------------------------------------------------------
Silicon Storage Technology,
  Inc.(a)                              300,000        6,825,000
===============================================================
                                                     60,809,225
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.09%

Starmedia Network, Inc.(a)             325,100        1,991,237
===============================================================

ELECTRICAL EQUIPMENT-2.67%

Cree, Inc.(a)                          125,000       12,406,250
---------------------------------------------------------------
Sanmina Corp.(a)                       273,400       31,253,037
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)        600,000       18,000,000
===============================================================
                                                     61,659,287
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-3.06%

Power-One, Inc.(a)                     900,000       63,843,750
---------------------------------------------------------------
Sawtek Inc.(a)                         138,000        7,020,750
===============================================================
                                                     70,864,500
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.86%

Alpha Industries, Inc.(a)              500,000       19,937,500
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-6.05%

Dallas Semiconductor Corp.             300,000       11,887,500
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              675,000       38,010,937
---------------------------------------------------------------
Intersil Holding Corp.(a)              150,000        7,190,625
---------------------------------------------------------------
Micrel, Inc.(a)                        391,600       17,719,900
---------------------------------------------------------------
Microchip Technology Inc.(a)         1,500,000       47,437,500
---------------------------------------------------------------
Semtech Corp.(a)                       550,000       17,737,500
===============================================================
                                                    139,983,962
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.12%

Credence Systems Corp.(a)              150,000        2,812,500
===============================================================

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.93%

Alpharma Inc.-Class A                  250,000   $    9,703,125
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     160,100       11,787,363
===============================================================
                                                     21,490,488
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.71%

Health Management Associates,
  Inc.-Class A(a)                      400,000        7,925,000
---------------------------------------------------------------
Province Healthcare Co.(a)             752,700       31,707,488
===============================================================
                                                     39,632,488
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-1.39%

Cooper Cameron Corp.(a)                100,000        5,450,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              700,000       20,475,000
---------------------------------------------------------------
Patterson Energy, Inc.(a)              225,000        6,328,125
===============================================================
                                                     32,253,125
===============================================================

RESTAURANTS-0.62%

CEC Entertainment Inc.(a)              450,000       14,343,750
===============================================================

RETAIL (BUILDING SUPPLIES)-0.31%

Fastenal Co.                           125,000        7,179,688
===============================================================

RETAIL (SPECIALTY)-0.27%

Linens 'n Things, Inc.(a)              200,000        6,150,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.84%

Abercrombie & Fitch Co.-Class
  A(a)                                 500,000       11,781,250
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         660,000       19,305,000
---------------------------------------------------------------
Too Inc.(a)                            500,000       11,468,750
===============================================================
                                                     42,555,000
===============================================================

SERVICES (DATA PROCESSING)-0.86%

Concord EFS, Inc.(a)                   483,807       19,987,277
===============================================================

SERVICES (EMPLOYMENT)-1.32%

Robert Half International Inc.(a)    1,000,000       30,500,000
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.78%

Powerwave Technologies, Inc.(a)        375,000       18,046,875
===============================================================

TEXTILES (APPAREL)-0.41%

Quicksilver, Inc.(a)                   500,000        9,562,500
===============================================================
    Total Domestic Common Stocks
      (Cost $486,833,062)                           787,446,380
===============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-54.99%

AUSTRALIA-0.92%

Brambles Industries Ltd. (Air
  Freight)                             235,000        6,092,927
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
AUSTRALIA-(CONTINUED)

ERG Ltd. (Electrical Equipment)      3,098,000   $   15,175,266
===============================================================
                                                     21,268,193
===============================================================

BRAZIL-3.98%

Brasil Telecom Participacoes
  S.A.-ADR (Telephone)                  60,400        3,272,925
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-ADR (Retail-Food Chains)      277,419        9,883,052
---------------------------------------------------------------
Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                721,100       16,269,819
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                          285,200        4,616,675
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)        762,000       20,196,292
---------------------------------------------------------------
Tele Celular Sul Participacoes
  S.A.-ADR
  (Telecommunications-Cellular/
   Wireless)                           114,200        2,876,412
---------------------------------------------------------------
Tele Centro Oeste Celular
  Participacoes S.A.-ADR
  (Telecommunication-Cellular/
   Wireless)                           696,000        7,047,000
---------------------------------------------------------------
Tele Nordeste Celular
  Participacoes S.A.-ADR
  (Telecommunications-Cellular/
   Wireless)                           115,000        4,743,750
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                 843,181       18,655,380
---------------------------------------------------------------
Telemig Celular S.A.-ADR
  (Telecommunications-Cellular/
   Wireless)                            84,200        4,420,500
===============================================================
                                                     91,981,805
===============================================================

CANADA-7.42%

ATS Automation Tooling Systems,
  Inc. (Machinery-Diversified)(a)      324,000        5,748,969
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      268,000       19,262,500
---------------------------------------------------------------
Certicom Corp.
  (Computers-Software &
  Services)(a)                         306,400       10,131,081
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                     407,300       22,934,460
---------------------------------------------------------------
Cognos, Inc. (Computers-Software
  & Services)(a)                       442,600       18,367,900
---------------------------------------------------------------
Descartes Systems Group Inc,
  (The) (Computers-Software &
  Services)(a)                         260,000       10,537,550
---------------------------------------------------------------
Exfo Electro-Optical Engineering
  Inc. (Communications
  Equipment)(a)                        160,300        6,111,437
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Lodging-Hotels)                     338,300       24,695,900
---------------------------------------------------------------
Onex Corp. (Investments)             1,033,100       16,369,423
---------------------------------------------------------------
Pivotal Corp. (Computers-Software
  & Services)(a)                       122,000        7,457,250
---------------------------------------------------------------
Research in Motion Ltd.
  (Telecommunications-Cellular/
   Wireless)(a)                        151,000       15,100,000
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           192,400        3,369,803
---------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting-Television, Radio
  & Cable)                             312,300        6,389,953
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Tundra Semiconductor Corp.
  (Electronics-Semiconductors)         146,000   $    5,257,644
===============================================================
                                                    171,733,870
===============================================================

DENMARK-2.61%

Vestas Wind Systems A.S.
  (Manufacturing-Specialized)          925,000       50,103,200
---------------------------------------------------------------
William Demant A.S.
  (Electronics-Instrumentation)        214,900       10,292,380
===============================================================
                                                     60,395,580
===============================================================

FINLAND-0.28%

Elcoteq Network-Class A
  (Manufacturing-Specialized)          192,000        6,550,220
===============================================================

FRANCE-5.06%

Altran Technologies S.A.
  (Services-Commercial &
  Consumer)                            164,700       33,671,233
---------------------------------------------------------------
Business Objects S.A.-ADR
  (Computers-Software &
  Services)(a)                         200,000       15,759,375
---------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)            70,000       11,292,986
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                           880,000       14,181,960
---------------------------------------------------------------
M6 Metropole Television
  (Broadcasting-Television, Radio
  & Cable)                             343,000       15,136,521
---------------------------------------------------------------
NRJ Group
  (Broadcasting-Television, Radio
  & Cable)(a)                          290,800        9,624,709
---------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distributors)(a)                     250,000        5,664,739
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             216,000       11,786,730
===============================================================
                                                    117,118,253
===============================================================

GERMANY-3.50%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)        172,800       12,684,941
---------------------------------------------------------------
Heidelberger Druckmaschinen A.G.
  (Machinery-Diversified)              182,500        9,641,194
---------------------------------------------------------------
Medion A.G.
  (Electronics-Component
  Distributors)                         85,500        8,707,149
---------------------------------------------------------------
MLP A.G.-Pfd.
  (Services-Commercial &
  Consumer)                            120,000       16,192,242
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)          6,270       21,018,090
---------------------------------------------------------------
Tecis Holding A.G.
  (Computers-Software & Services)      175,200       12,667,832
===============================================================
                                                     80,911,448
===============================================================

HONG KONG-2.70%

China Mobile Ltd.
  (Telecommunications-Cellular/
   Wireless)(a)                      3,428,000       21,977,177
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                   3,047,000       15,393,230
---------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)         3,506,000        3,011,950
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HONG KONG-(CONTINUED)

Hutchison Whampoa Ltd.
  (Retail-Food Chains)               1,776,500   $   22,095,205
===============================================================
                                                     62,477,562
===============================================================

INDIA-0.48%

Infosys Technologies Ltd.
  (Computers-Software &
  Services)(b)                          45,000        6,913,882
---------------------------------------------------------------
Satyam Computer Services Ltd.
  (Computers-Software & Services)      645,000        4,248,875
===============================================================
                                                     11,162,757
===============================================================

ISRAEL-1.51%

NICE Systems Ltd.-ADR
  (Communications Equipment)(a)        259,000       12,108,250
---------------------------------------------------------------
Orbotech, Ltd.
  (Computers-Software &
  Services)(a)                         430,650       22,797,534
===============================================================
                                                     34,905,784
===============================================================

ITALY-0.98%

Gruppo Editoriale L'Espresso
  (Publishing)                       2,080,000       22,753,325
===============================================================

JAPAN-3.59%

Bellsystem 24, Inc. (Services-
  Commercial & Consumer)                42,000       15,088,668
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 244,200        7,877,780
---------------------------------------------------------------
Crayfish Co. Ltd.-ADR (Computers-
  Software & Services)(a)              373,900          584,219
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            288,850        9,159,336
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            155,250        7,953,512
---------------------------------------------------------------
Softbank Corp.
  (Computers-Software & Services)      204,000       12,245,796
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         115,550       10,907,437
---------------------------------------------------------------
Yahoo Japan Corp.
  (Computers-Software &
  Services)(a)                             224       19,297,072
===============================================================
                                                     83,113,820
===============================================================

MEXICO-5.93%

Cemex S.A. de C.V.-ADR
  (Construction-Cement &
  Aggregates)                          259,400        5,479,825
---------------------------------------------------------------
Cemex S.A. de C.V. Wts.-ADR
  (Construction-Cement &
  Aggregates) expiring
  12/13/02 (c)                          16,212           32,424
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            566,300       10,865,881
---------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V.-ADR-Units
  (Retail-General Merchandise)(d)    2,579,000        2,858,963
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A. Class B
  (Entertainment)(a)                 3,288,144       14,855,451
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                446,880       17,065,230
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)         7,104,000   $   11,040,100
---------------------------------------------------------------
Grupo Financiero Bancomer, S.A.
  de C.V.-Class O
  (Banks-Regional)(a)               11,940,000        7,392,261
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            3,161,000        8,429,774
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   323,000       17,482,375
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          2,014,000        5,149,791
---------------------------------------------------------------
Organizacion Soriana S.A. de
  C.V.-Class B (Retail-Department
  Stores)                            1,776,000        5,572,056
---------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-
  Class L-ADR (Telephone)              198,600       10,711,987
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR
  (Oil & Gas-Drilling &
  Equipment)                           541,800        8,240,778
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    5,300,000       12,083,246
===============================================================
                                                    137,260,142
===============================================================

NETHERLANDS-0.36%

Nutreco Holding N.V.
  (Agricultural Products)              194,900        8,402,416
===============================================================

NORWAY-0.40%

Tomra Systems A.S.A.
  (Manufacturing-Specialized)          231,700        9,315,050
===============================================================

PHILIPPINES-0.11%

SM Prime Holdings, Inc. (Land
  Development)                      32,000,000        2,475,822
===============================================================

SINGAPORE-1.47%

Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-
  Semiconductors)(a)                   172,600        8,025,900
---------------------------------------------------------------
Datacraft Asia Ltd.
  (Communications Equipment)           867,880        5,944,978
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)                 640,813        7,552,713
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      1,939,000        3,864,089
---------------------------------------------------------------
Keppel Land Ltd. (Land
  Development)                       3,413,000        5,091,419
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              240,000        3,429,938
===============================================================
                                                     33,909,037
===============================================================

SOUTH KOREA-1.12%

Hyundai Motor Co. Ltd.
  (Automobiles)                        475,124        5,429,989
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)                          274,500       10,122,188
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       265,700        4,201,381
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                         48,200        6,038,242
===============================================================
                                                     25,791,800
===============================================================

                                                     MARKET
                                     SHARES          VALUE
SPAIN-1.06%

NH Hoteles, S.A. (Investment
  Management)                        1,667,800   $   18,824,534
---------------------------------------------------------------
Promotoba de Informaciones S.A.
  (Prisa) (Publishing)(a)              289,800        5,582,810
===============================================================
                                                     24,407,344
===============================================================

SWEDEN-1.14%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         920,000       16,942,062
---------------------------------------------------------------
Biacore International A.B.
  (Electronics-
  Instrumentation)(a)                  167,800        7,120,630
---------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/Brokerage)                    61,000        2,179,509
===============================================================
                                                     26,242,201
===============================================================

SWITZERLAND-4.16%

Charles Voegele Holding A.G.
  (Retail-Department Stores)           104,900       19,727,480
---------------------------------------------------------------
ESEC Holding A.G. (Equipment-
  Semiconductors)(a)                    17,000        5,864,352
---------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                      12,200       16,426,863
---------------------------------------------------------------
Micronas Semiconductor Holding
  A.G.
  (Electronics-Semiconductors)(a)       26,700       11,587,381
---------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)             8,100       17,508,763
---------------------------------------------------------------
Synthes Stratec, Inc. (Health
  Care-Medical Products &
  Supplies)(b)                          14,000        8,918,934
---------------------------------------------------------------
Tecan A.G. (Health Care-Medical
  Products & Supplies)                  15,100       16,214,878
===============================================================
                                                     96,248,651
===============================================================

TAIWAN-1.15%

Compal Electronics Inc.
  (Computers-Hardware)               3,641,300        5,553,475
---------------------------------------------------------------
Far Eastern Textile Ltd.
  (Textiles-Apparel)                   676,965          557,069
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Electronics-
  Semiconductors)(a)                 3,713,280       11,257,585
---------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Electronics-Component
  Distributors)(a)                   5,284,400        9,318,200
===============================================================
                                                     26,686,329
===============================================================

                                                     MARKET
                                     SHARES          VALUE
THAILAND-0.20%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                  569,000   $    4,680,254
===============================================================

UNITED KINGDOM-4.86%

ARM Holdings PLC (Electronics-
  Semiconductors)(a)                 1,393,450       13,752,683
---------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)        171,300        5,641,297
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            612,000       10,205,695
---------------------------------------------------------------
Dimension Data Holdings PLC
  (Computers-Software &
  Services)(a)                       1,536,126       13,466,381
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                       469,600        2,119,706
---------------------------------------------------------------
Logica PLC (Computers-Software &
  Services)                            559,200       16,548,991
---------------------------------------------------------------
Matalan PLC (Retail-Discounters)     1,600,000       15,094,560
---------------------------------------------------------------
NDS Group PLC-ADR (Broadcasting-
  Television, Radio & Cable)(a)        100,000        7,500,000
---------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)         1,360,000        9,711,608
---------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Health Care-Drugs-Generic &
  Other)(a)                            908,400       18,458,325
===============================================================
                                                    112,499,246
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $905,093,017)                               1,272,290,909
===============================================================

MONEY MARKET FUNDS-9.60%

STIC Liquid Assets Portfolio(e)    111,077,016      111,077,016
---------------------------------------------------------------
STIC Prime Portfolio(e)            111,077,016      111,077,016
===============================================================
    Total Money Market Funds
      (Cost $222,154,032)                           222,154,032
===============================================================
TOTAL INVESTMENTS-98.63%
  (Cost $1,614,080,111)                           2,281,891,321
===============================================================
OTHER ASSETS LESS
  LIABILITIES-1.37%                                  31,735,771
===============================================================
NET ASSETS-100.00%                               $2,313,627,092
_______________________________________________________________
===============================================================

Investment Abbreviations

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(d) Each unit represents three B shares and one C share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $1,614,080,111)                              $2,281,891,321
-------------------------------------------------------------
Foreign currencies, at value (cost
  $36,401,071)                                     36,604,081
-------------------------------------------------------------
Receivables for:
  Investments sold                                  8,384,239
-------------------------------------------------------------
  Capital stock sold                                4,132,695
-------------------------------------------------------------
  Dividends and interest                            2,560,804
-------------------------------------------------------------
Collateral for securities loaned                  277,475,346
-------------------------------------------------------------
Investment for deferred compensation plan              48,943
-------------------------------------------------------------
Other assets                                          322,202
=============================================================
    Total assets                                2,611,419,631
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,052,502
-------------------------------------------------------------
  Capital stock reacquired                          3,655,996
-------------------------------------------------------------
  Collateral upon return of securities loaned     277,475,346
-------------------------------------------------------------
  Deferred compensation plan                           48,943
-------------------------------------------------------------
Accrued advisory fees                               1,691,908
-------------------------------------------------------------
Accrued administrative services fees                   15,096
-------------------------------------------------------------
Accrued distribution fees                           1,853,706
-------------------------------------------------------------
Accrued directors' fees                                   867
-------------------------------------------------------------
Accrued transfer agent fees                           563,326
-------------------------------------------------------------
Accrued operating expenses                            434,849
=============================================================
    Total liabilities                             297,792,539
=============================================================
Net assets applicable to shares outstanding    $2,313,627,092
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,103,740,292
_____________________________________________________________
=============================================================
Class B                                        $1,158,978,687
_____________________________________________________________
=============================================================
Class C                                        $   50,908,113
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      42,670,252
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      46,400,165
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       2,037,273
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        25.87
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.87 divided by
    95.25%)                                    $        27.16
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        24.98
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        24.99
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,196,779)                                   $  8,064,739
------------------------------------------------------------
Dividends from affiliated money market funds       9,148,451
------------------------------------------------------------
Interest                                             103,328
------------------------------------------------------------
Security lending income                              367,900
============================================================
    Total investment income                       17,684,418
============================================================

EXPENSES:

Advisory fees                                     22,245,857
------------------------------------------------------------
Administrative services fees                         182,264
------------------------------------------------------------
Custodian fees                                     1,520,123
------------------------------------------------------------
Distribution fees -- Class A                       6,067,804
------------------------------------------------------------
Distribution fees -- Class B                      13,029,893
------------------------------------------------------------
Distribution fees -- Class C                         417,860
------------------------------------------------------------
Transfer agent fees -- Class A                     2,130,793
------------------------------------------------------------
Transfer agent fees -- Class B                     2,783,318
------------------------------------------------------------
Transfer agent fees -- Class C                        89,259
------------------------------------------------------------
Directors' fees                                        9,264
------------------------------------------------------------
Other                                              1,091,832
============================================================
    Total expenses                                49,568,267
============================================================
Less: Expenses paid indirectly                       (55,407)
============================================================
    Net expenses                                  49,512,860
============================================================
Net investment income (loss)                     (31,828,442)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          470,167,710
------------------------------------------------------------
  Foreign currencies                              (6,488,869)
============================================================
                                                 463,678,841
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (36,865,762)
------------------------------------------------------------
  Foreign currencies                                 (18,069)
============================================================
                                                 (36,883,831)
============================================================
Net gain from investment securities and
  foreign currencies                             426,795,010
============================================================
Net increase in net assets resulting from
  operations                                    $394,966,568
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (31,828,442)   $  (21,800,341)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   463,678,841       195,571,025
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (36,883,831)      394,291,022
==============================================================================================
    Net increase in net assets resulting from operations         394,966,568       568,061,706
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (51,990,426)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (58,426,813)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,135,421)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        112,191,153      (361,902,444)
----------------------------------------------------------------------------------------------
  Class B                                                         84,244,285      (307,272,112)
----------------------------------------------------------------------------------------------
  Class C                                                         38,282,689        (1,457,883)
==============================================================================================
    Net increase (decrease) in net assets                        518,132,035      (102,570,733)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,795,495,057     1,898,065,790
==============================================================================================
  End of year                                                 $2,313,627,092    $1,795,495,057
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,218,746,808    $  992,683,210
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (108,263)      (13,357,764)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       427,253,871       111,551,104
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           667,734,676       704,618,507
==============================================================================================
                                                              $2,313,627,092    $1,795,495,057
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $45,077,943, undistributed net realized gains decreased by $36,423,414 and paid-in capital decreased by $8,654,529 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $182,264 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $3,024,696 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $6,067,804, $13,029,893 and $417,860, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $667,333 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $72,714 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $7,964 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $34,299 and reductions in custodian fees of $21,108 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $55,407.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $268,671,196 were on loan to brokers. The loans were secured by cash collateral of $277,475,346. For the year ended October 31, 2000, the Fund received fees of $367,900 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,456,299,617 and $1,558,928,652, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 781,574,831
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (115,619,284)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 665,955,547
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,615,935,774.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    ---------------
Sold:
  Class A                                                      18,396,903    $ 547,555,973     44,392,973    $   788,784,876
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,080,280      181,657,597      2,884,425         50,807,802
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,805,060       53,447,289        812,924         14,207,396
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,995,404       49,763,525             --                 --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,238,791       54,178,748             --                 --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          42,452        1,027,748             --                 --
============================================================================================================================
Reacquired:
  Class A                                                     (16,549,844)    (485,128,345)   (64,640,003)    (1,150,687,320)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,346,711)    (151,592,060)   (20,494,580)      (358,079,914)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (574,953)     (16,192,348)      (897,630)       (15,665,279)
============================================================================================================================
                                                                8,087,382    $ 234,718,127    (37,941,891)   $  (670,632,439)
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)      1999(a)     1998(a)      1997(a)      1996(a)
                                                              ----------    --------    --------    ----------    --------
Net asset value, beginning of period                          $    21.95    $  15.87    $  17.28    $    15.76    $  13.09
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.28)      (0.17)      (0.10)        (0.15)      (0.09)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     5.56        6.25       (1.31)         1.67        2.81
==========================================================================================================================
    Total from investment operations                                5.28        6.08       (1.41)         1.52        2.72
==========================================================================================================================
Less distributions:
  Distributions from net realized gains                            (1.36)         --          --            --       (0.05)
==========================================================================================================================
Net asset value, end of period                                $    25.87    $  21.95    $  15.87    $    17.28    $  15.76
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    24.27%      38.31%       8.16%         9.65%      20.83%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,103,740    $852,198    $937,587    $1,242,505    $919,319
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             1.65%(c)    1.80%       1.75%         1.75%       1.83%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.96)%(c)  (0.95)%     (0.55)%       (0.88)%     (0.62)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                               62%         60%         50%           57%         44%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $1,213,560,798.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)      1999(a)     1998(a)      1997(a)      1996(a)
                                                              ----------    --------    --------    ----------    --------
Net asset value, beginning of period                          $    21.35    $  15.52    $  17.00    $    15.58    $  13.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.42)      (0.27)      (0.19)        (0.24)      (0.17)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     5.41        6.10       (1.29)         1.66        2.78
==========================================================================================================================
    Total from investment operations                                4.99        5.83       (1.48)         1.42        2.61
==========================================================================================================================
Less distributions:
  Distributions from net realized gains                            (1.36)         --          --            --       (0.05)
==========================================================================================================================
Net asset value, end of period                                $    24.98    $  21.35    $  15.52    $    17.00    $  15.58
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    23.56%      37.56%       8.71%         9.11%      20.09%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,158,979    $926,972    $947,293    $1,241,999    $807,215
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             2.19%(c)    2.37%       2.32%         2.30%       2.37%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.50)%(c)  (1.52)%     (1.11)%       (1.44)%     (1.16)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                               62%         60%         50%           57%         44%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $1,302,989,286.

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                   AUGUST 4, 1997
                                                                 YEAR ENDED OCTOBER 31,        (DATE SALES COMMENCED)
                                                              -----------------------------        TO OCTOBER 31,
                                                              2000(a)    1999(a)    1998(a)           1997(a)
                                                              -------    -------    -------    ----------------------
Net asset value, beginning of period                          $21.35     $15.52     $17.00             $18.39
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.42)     (0.27)     (0.19)             (0.04)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 5.42       6.10      (1.29)             (1.35)
=====================================================================================================================
    Total from investment operations                            5.00       5.83      (1.48)             (1.39)
=====================================================================================================================
Less distributions:
  Distributions from net realized gains                        (1.36)        --         --                 --
=====================================================================================================================
Net asset value, end of period                                $24.99     $21.35     $15.52             $17.00
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                23.61%     37.56%      8.71%              7.56%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $50,908    $16,325    $13,186             $4,676
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                         2.19%(c)   2.37%      2.34%              2.36%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.50)%(c) (1.52)%    (1.13)%            (1.50)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           62%        60%        50%                57%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $41,785,990.
(d) Annualized.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with auditing
                     standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                     KPMG LLP

                     December 6, 2000
                     Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Global Aggressive Growth Fund (the "Fund"), a portfolio of AIM International Funds, Inc., a Maryland corporation (the "Company"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

The results of the voting on the above matters were as follows:

                                                                                      VOTES      WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST    ABSTENTIONS
        ----------------                                              -----------   ---------   -----------
(1)*    Charles T. Bauer............................................  158,870,829         N/A    4,812,986
        Bruce L. Crockett...........................................  159,101,349         N/A    4,582,466
        Owen Daly II................................................  158,885,093         N/A    4,798,722
        Edward K. Dunn, Jr..........................................  159,073,001         N/A    4,610,814
        Jack M. Fields..............................................  159,065,031         N/A    4,618,784
        Carl Frischling.............................................  158,952,763         N/A    4,731,052
        Robert H. Graham............................................  159,111,735         N/A    4,572,080
        Prema Mathai-Davis..........................................  159,002,065         N/A    4,681,750
        Lewis F. Pennock............................................  159,038,704         N/A    4,645,111
        Louis S. Sklar..............................................  159,052,236         N/A    4,631,579
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  114,017,566           1   49,666,248**
(3)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc..........................   29,068,044     725,971   15,253,696**
(4)(a)  Adjournment of approval of changing or eliminating the
        Fundamental Restrictions on Issuer Diversification..........   28,443,203   1,109,397   15,495,111**
(4)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................   28,182,340   1,349,102   15,516,269**
(4)(c)  Adjournment of approval of changing the Fundamental
        Restriction on Underwriting Securities......................   28,338,554   1,198,275   15,510,882**
(4)(d)  Adjournment of approval of changing the Fundamental
        Restriction on Industry Concentration.......................   28,429,250   1,143,069   15,475,392**
(4)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............   28,271,385   1,297,813   15,478,513**
(4)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities............   28,079,386   1,372,178   15,596,147**
(4)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................   27,996,701   1,456,519   15,594,491**
(4)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's Assets in an
        Open-End Fund...............................................   28,259,420   1,187,818   15,600,473**
(4)(i)  Adjournment of approval of Eliminating the Fundamental
        Restriction on Margin Transactions..........................   27,753,774   1,679,441   15,614,496**
(4)(j)  Adjournment of approval of Eliminating the Fundamental
        Restriction on Investments in Oil, Gas or Other Mineral
        Exploration or Development Programs.........................   28,102,873   1,382,667   15,562,171**
(5)     Adjournment of approval of changing the Investment Objective
        so that it is Non-Fundamental...............................   28,009,362   1,436,238   15,602,111**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................   42,743,776     404,910    1,899,025

---------------

* Proposals 1 and 2 required approval by a combined vote of all the portfolios of AIM International Funds, Inc.
** Includes Broker Non-Votes

      The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  133,442,713   3,500,075   36,919,454**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................   36,697,656     976,338   11,764,118**
(4)(a)  Approval of changing or eliminating the Fundamental
        Restrictions on Issuer Diversification......................   35,931,009   1,447,512   12,059,591**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............   35,638,260   1,731,214   12,068,638**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................   35,820,075   1,539,786   12,078,251**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................   35,946,202   1,466,581   12,025,329**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................   35,735,720   1,685,020   12,017,372**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................   35,519,764   1,771,956   12,146,392**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................   35,402,339   1,878,662   12,157,111**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......   35,720,703   1,520,263   12,197,146**
(4)(i)  Approval of Eliminating the Fundamental Restriction on
        Margin Transactions.........................................   35,074,868   2,172,876   12,190,368**
(4)(j)  Approval of Eliminating the Fundamental Restriction on
        Investments in Oil, Gas or Other Mineral Exploration or
        Development Programs........................................   35,538,984   1,774,221   12,124,907**
(5)     Approval of changing the Investment Objective so that it is
        Non-Fundamental.............................................   35,343,955   1,916,862   12,177,295**

      The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Company as a Delaware
        business trust..............................................  148,826,209   4,003,592   28,921,784**

      This matter was not approved by Shareholders.

---------------

* Proposals 1 and 2 required approval by a combined vote of all the portfolios of AIM International Funds, Inc.
** Includes Broker Non-Votes.

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and director of the Company and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.
  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of business and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.
  Listed below are the numbers of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                                    OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer       Chairman and President                  Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                      Carol F. Relihan
Bruce L. Crockett                                     Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                          Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                     Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                    Edgar M. Larsen                         Houston, TX 77046
                                                      Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Formerly Director                                     Dana R. Sutton
Cortland Trust Inc.                                   Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Albert R. Dowden                                      Robert G. Alley                         Houston, TX 77210-4739
Chairman of the Board of Directors,                   Vice President
The Cortland Trust and DHJ Media, Inc.; and                                                   CUSTODIAN
Director, Magellan Insurance Company,                 Melville B. Cox
Formerly Director, President and                      Vice President                          State Street Bank and Trust Company
Chief Executive Officer,                                                                      225 Franklin Street
Volvo Group North America, Inc.; and                  Mary J. Benson                          Boston, MA 02110
Senior Vice President, AB Volvo                       Assistant Vice President and
                                                      Assistant Treasurer                     COUNSEL TO THE FUND
Edward K. Dunn Jr.
Chairman, Mercantile Mortgage Corp.;                  Sheri Morris                            Ballard Spahr
Formerly Vice Chairman and President,                 Assistant Vice President and            Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and              Assistant Treasurer                     1735 Market Street
President, Mercantile Bankshares                                                              Philadelphia, PA 19103
                                                      Jim A. Coppedge
Jack Fields                                           Assistant Secretary                     COUNSEL TO THE DIRECTORS
Chief Executive Officer
Twenty First Century, Inc.;                           Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                       Assistant Secretary                     919 Third Avenue
of the U.S. House of Representatives                                                          New York, NY 10022
                                                      P. Michelle Grace
Carl Frischling                                       Assistant Secretary                     DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP                 Nancy L. Martin                         A I M Distributors, Inc.
                                                      Assistant Secretary                     11 Greenway Plaza
Prema Mathai-Davis                                                                            Suite 100
Formerly Chief Executive Officer,                     Ofelia M. Mayo                          Houston, TX 77046
YWCA of the U.S.A.                                    Assistant Secretary
                                                                                              AUDITORS
Lewis F. Pennock                                      Lisa A. Moss
Partner                                               Assistant Secretary                     KPMG LLP
Pennock & Cooper                                                                              700 Louisiana
                                                      Kathleen J. Pflueger                    Houston, TX 77002
Louis S. Sklar                                        Assistant Secretary
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $146,802,370 for the Fund's tax year ended October 31, 2000. Of long-term capital gains distributed, 100% is 20% rate gain.

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS RISK
SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.
o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.
    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                 THE AIM FAMILY OF FUNDS--Registered Trademark--

                         EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
       MORE AGGRESSIVE                         MORE AGGRESSIVE                        since 1976 and managed approximately
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     $183 billion in assets for more than eight
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        million shareholders, including
AIM Large Cap Opportunities(3)          AIM European Small Company                    individual investors, corporate clients
AIM Emerging Growth                     AIM Asian Growth                              and financial institutions, as of
AIM Small Cap Growth(4)                 AIM Japan Growth                              September 30, 2000.
AIM Aggressive Growth                   AIM International Emerging Growth                 The AIM Family of Funds--Registered
AIM Mid Cap Growth                      AIM European Development                      Trademark-- is distributed nationwide,
AIM Small Cap Equity                    AIM Euroland Growth                           and AIM today is the eighth-largest
AIM Capital Development                 AIM Global Aggressive Growth                  mutual fund complex in the United States
AIM Constellation                       AIM International Equity                      in assets under management, according to
AIM Dent Demographic Trends             AIM Advisor International Value               Strategic Insight, an independent mutual
AIM Select Growth                       AIM Global Trends                             fund monitor.
AIM Large Cap Growth                    AIM Global Growth                                 AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                                MORE CONSERVATIVE                       one of the world's largest independent
AIM Mid Cap Equity                                                                    financial services companies with $414
AIM Value II                            SECTOR EQUITY FUNDS                           billion in assets under management as of
AIM Charter                                                                           September 30, 2000.
AIM Value                                      MORE AGGRESSIVE
AIM Blue Chip                           AIM New Technology
AIM Basic Value                         AIM Global Telecommunications and Technology
AIM Large Cap Basic Value               AIM Global Resources
AIM Balanced                            AIM Global Financial Services
AIM Advisor Flex                        AIM Global Health Care
      MORE CONSERVATIVE                 AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities
                                              MORE CONSERVATIVE

                        FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                         MORE AGGRESSIVE
AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)                          MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
      MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                GLA-AR-1